Employee Stock Compensation Plans	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Employee Stock Compensation Plans
7. EMPLOYEE STOCK COMPENSATION PLANS
The Company recognizes all share-based payments, including grants of stock options, as compensation expense in its financial statements based on their fair value.

As of December 31, 2012, the Company’s primary types of stock-based compensation were restricted stock and stock options. The Company recorded stock-based compensation expense, the components of which are further described below, for the years ended December 31 as follows:

In millions	2012	2011	2010
Restricted stock	$46	$27	$15
Stock options	3	6	6
Total stock-based compensation (pre-tax)	49	33	21
Tax benefit	(14)	(10)	(7)
Total stock-based compensation (net of tax)	$35	$23	$14

Stock-based compensation expense for the years ended December 31, 2012, 2011 and 2010 was computed using the fair value of options as calculated using the Black-Scholes option-pricing model. The weighted average fair value of options granted was estimated based on the below weighted average assumptions and was $8.24 per share in 2012, $7.38 per share in 2011, and $5.49 per share in 2010.

	2012	2011	2010
Dividend yield	—	—	—
Risk-free interest rate	0.78%	2.04%	2.27%
Expected volatility	40.1%	40.4%	46.8%
Expected holding period (years)	5.0	5.1	4.8

Expected volatility incorporates a blend of both historical volatility of the Company’s stock over a period equal to the expected term of the options and implied volatility from traded options on the Company’s stock, as management believes this is more representative of prospective trends. The Company uses historical data to estimate option exercise and employee terminations within the valuation model. The expected holding period represents the period of time that options are expected to be outstanding. The risk-free interest rate for periods within the contractual life of the option is based on the 5-year U.S. Treasury yield curve in effect at the time of grant.

Approximately 17 million shares are authorized to be issued under the 2011 Amended and Restated Stock Incentive Plan (formerly the 2006 Stock Incentive Plan) (SIP). Details of the Company's stock-based compensation plans are discussed below.

Restricted Stock and Restricted Stock Units

The SIP provides for the issuance of restricted stock, as well as restricted stock units. These types of awards can have either service-based or performance-based vesting with performance goals being established by the Compensation and Human Resource Committee. Any grant of restricted stock or restricted stock units is subject to a vesting period of at least three years, except that a one-year term of service may be required if vesting is conditioned upon achievement of performance goals. Performance-based grants are subject to future performance measurements, which include NCR’s achievement of specific return on capital and other financial metrics (as defined in the SIP) during the performance period. Performance-based grants must be earned, based on performance, before the actual number of shares to be awarded is known. The Company considers the likelihood of meeting the performance criteria based upon management’s estimates and analysis of achievement against the performance criteria. At the date of grant, a recipient of restricted stock has all the rights of a stockholder subject to certain restrictions on transferability and a risk of forfeiture. A recipient of restricted stock units does not have the rights of a stockholder and is subject to restrictions on transferability and risk of forfeiture. Other terms and conditions applicable to any award of restricted stock or restricted stock units will be determined by the Compensation and Human Resource Committee and set forth in the agreement relating to that award.

The following table reports restricted stock activity during the year ended December 31, 2012:

Shares in thousands	Number of Shares	Weighted Average Grant-Date Fair Value per Share
Unvested shares as of January 1	5,384	$15.22
Shares granted	2,427	$19.59
Shares vested	(2,854)	$12.39
Shares forfeited	(237)	$18.04
Unvested shares as of December 31	4,720	$19.02

The total intrinsic value of shares vested and distributed was $68 million in 2012, $1 million in 2011, and $9 million in 2010. As of December 31, 2012, there was $47 million of unrecognized compensation cost related to unvested restricted stock grants. The unrecognized compensation cost is expected to be recognized over a remaining weighted-average period of 1.6 years.

The following table represents the composition of restricted stock grants in 2012:

Shares in thousands	Number of Shares	Weighted Average Grant-Date Fair Value
Service-based shares	660	$21.59
Performance-based shares	1,767	$18.85
Total restricted stock grants	2,427	$19.59

The 2012 performance-based share grant activity above includes 1.2 million shares related to the 2012 to 2013 performance period. The remaining performance-based share grant activity in 2012 relates to the achievement of performance goals in 2012 associated with performance-based shares granted in a prior period.

Stock Options

The SIP also provides for the grant of several different forms of stock-based compensation, including stock options to purchase shares of NCR common stock. The Compensation and Human Resource Committee of the Board of Directors has discretion to determine the material terms and conditions of option awards under the SIP, provided that (i) the exercise price must be no less than the fair market value of NCR common stock (defined as the closing price) on the date of grant, (ii) the term must be no longer than ten years, and (iii) in no event shall the normal vesting schedule provide for vesting in less than one year. Other terms and conditions of an award of stock options will be determined by the Compensation and Human Resource Committee of the Board of Directors as set forth in the agreement relating to that award. The Compensation and Human Resource Committee has authority to administer the SIP, except that the Committee on Directors and Governance will administer the SIP with respect to non-employee members of the Board of Directors. New shares of the Company’s common stock are issued as a result of stock option exercises.

The following table summarizes the Company’s stock option activity for the year ended December 31, 2012:

Shares in thousands	Shares Under Option	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding as of January 1	8,156	$16.23
Granted	65	$23.06
Exercised	(3,264)	$14.45
Forfeited or expired	(99)	$17.55
Outstanding as of December 31	4,858	$17.49	4.34	$38
Fully vested and expected to vest as of December 31	4,799	$17.53	4.47	$37
Exercisable as of December 31	4,168	$18.05	3.85	$30

The total intrinsic value of all options exercised was $31 million in 2012, $8 million in 2011, and $3 million in 2010. Cash received from option exercises under all share-based payment arrangements was $47 million in 2012, $13 million in 2011, and $6 million in 2010. The tax benefit realized from these exercises was $10 million in 2012, $3 million in 2011, and $1 million in 2010. As of December 31, 2012, there was $2 million of total unrecognized compensation cost related to unvested stock option grants. The cost is expected to be recognized over a weighted-average period of 1 year.

Other Share-based Plans

The Employee Stock Purchase Plan (ESPP) enables eligible employees to purchase NCR’s common stock at a discount to the average of the highest and lowest sale prices on the last trading day of each month. The ESPP discount is 5% of the average market price. Accordingly, this plan is considered non-compensatory. Employees may authorize payroll deductions of up to 10% of eligible compensation for common stock purchases. Employees purchased approximately 0.3 million shares in 2012, 0.3 million shares in 2011, and 0.4 million shares in 2010 for approximately $6 million in 2012, $5 million in 2011, and $5 million in 2010. A total of 4 million shares were originally authorized to be issued under the new ESPP and approximately 1.9 million authorized shares remain unissued as of December 31, 2012.